 EXHIBIT 10.1

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

Convertible Promissory Note Purchase Agreement (this “Agreement”), effective as of February 20, 2013 is entered into by and among Kesselring Holding Corporation, a Delaware corporation (the “Company”), and James K. Toomey, an individual with his business address at 6425 28th Avenue East, Bradenton, Florida 34208 (the “Investor”). Certain capitalized terms used in this Agreement are defined in Section 5.1 of this Agreement.

RECITALS

WHEREAS, the Company is in need of additional financial sources in order to conduct its business;

WHEREAS, the Investor is willing to loan $30,000 to the Company (the “2013 Loan Proceeds”), subject to the conditions specified herein, to provide the Company with such additional resources to conduct its business; and

WHEREAS, the Company has previously borrowed $5,000 from the Investor to provide funds for the Company’s operations in 2012 and the parties are desirous of formalizing the loan on substantially the same terms as the proposed $30,000 loan (other than the commencement date of the accrual of interest which commenced on the date such funds were actually loaned to the Company).

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants and agreements contained in this Agreement and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Amount and Terms of Loans.

1.1 2013 Loan. On the basis of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the terms and conditions of this Agreement, the Investor agrees to lend to the Company at Closing (defined below) Thirty Thousand Dollars ($30,000.00) (the “2013 Loan”) against the issuance and delivery by the Company of a convertible promissory note for such amount, in substantially the form attached hereto as Exhibit A (the, “2013 Convertible Note”). The cash amount to be distributed to the Company at the Closing (the “Cash Payment”) under the 2013 Loan shall be equal to the full 2013 Loan Proceeds less all Corporate Expenses paid prior to the date hereof. For purposes of the 2013 Loan and the 2013 Convertible Note, the Investor shall be credited for having paid such Corporate Expenses on behalf of the Company and such amounts will be deemed advances by the Investor under the 2013 Loan. Upon distribution of the Cash Payment at closing pursuant to the provisions of Section 1.4 hereof, the Investor will be deemed to have fully funded the 2013 Loan and have provided the full amount of 2013 Loan Proceeds to the Company.

1.2 2012 Loan. The Company acknowledges receipt of a loan from the Investor in the amount of Five Thousand Dollars ($5,000) on or about April 30, 2012 (the “2012 Loan”) which will be evidenced by the issuance and delivery by the Company to the Investor at Closing of a convertible promissory note for such amount, in substantially the form attached hereto as Exhibit B (the, “2012 Convertible Note”).

1.3 The Closing. The closing of the sale and purchase of the 2013 Convertible Note (the “Closing”) shall take place at the offices of Carlton Fields P.A. located at 4221 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, or such other place as the Company and the Investor may mutually agree, concurrently with the execution of this Agreement (the “Closing Date”).

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1.4 Deliveries at Closing. At the Closing:

(a) The Investor shall deliver for Cash Payment portion of the 2013 Loan Proceeds to the Company by instructing the Escrow Agent to deliver the Cash Payment to the Company by wire transfer fund of immediately available funds to a bank account or bank accounts designated by the Company.

(b) Concurrently upon receipt of the Cash Payment in accordance with Section 1.4(a), the Company shall issue and deliver the 2012 Convertible Note and the 2013 Convertible Note, each in favor of the Investor, payable in the principal amount of the underlying loan.

2. Representations, Warranties, and Covenants of the Company. The Company hereby represents and warrants to the Investor as of the Closing as follows:

2.1 Organization, Standing, and Power. The Company is a corporation duly incorporated, validly existing, and in good standing under the Laws of the State of Delaware, and has the requisite corporate power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as it is now being conducted.

2.2 Authority; Due Execution. The Company has all of the requisite corporate power and authority to execute and deliver this Agreement and the Notes (the Agreement and the Notes are referred to collectively as the “Loan Documents”), and to carry out and perform its obligations under the Loan Documents, and to consummate the transactions contemplated thereby. The execution, delivery, and performance by the Company of the Loan Documents, including the delivery of the Notes and the reservation of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”), and the consummation of the transactions contemplated thereby, has been duly and validly authorized by all necessary corporate action on the part of the Company. The Loan Documents have been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by the Investor, the Loan Documents will constitute legal, valid, and binding obligations of the Company, enforceable against it in accordance with their respective terms (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratoriums, or similar Laws affecting creditors’ rights and remedies generally and except that the availability of the equitable remedy of specific performance and injunctive relief is subject to the discretion of the court before which any proceedings may be brought (the “Bankruptcy and Equity Exceptions”).

2.3 No Conflict or Required Approvals.

(a) Neither the execution and delivery of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, or compliance with any of the terms or provisions herein by the Company will (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws, of the Company, (ii) violate, conflict with, constitute or result in a breach of any term, condition, or provision of, or constitute a default (with or without notice or the lapse of time, or both) under, or give rise to any right of termination, cancellation, or acceleration of any obligation or the loss of any material benefit under, or require a Consent pursuant to, or result in the creation of any material Lien upon any material assets or properties of the Company pursuant to any of the terms, provisions, or conditions of any material loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, agreement, contract, lease, Permit, concession, franchise, plan, or other instrument or obligation to which the Company is a party or by which any of its material assets or properties may be bound or affected, or (iii) conflict with or violate any judgment, order, writ, injunction, decree of any court, governmental, regulatory or administrative agency, commission, authority, instrumentality, or other public body, domestic or foreign (a “Governmental Entity”), or material Law applicable to the Company or any of its assets or properties; except in the case of clauses (ii) and (iii) of this Section 2.3(a), as would not have a material adverse effect on the Company or its ability to consummate and perform the terms of this Agreement.

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(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement will require notice to, registration, declaration, or filing by the Company with, or the order, authorization, or Permit of, or exception or waiver by, or Consent of, or any action by, any Governmental Entity other than in connection or compliance with the provisions of applicable state corporate and securities Laws, and the United States federal securities Laws.

2.4 Capitalization.

(a) The authorized capital stock of the Company, prior to giving effect to the conversion of any of the Notes hereby, consists of (i) 200,000,000 Common Shares, of which 40,513,669 shares are issued and outstanding, and (ii) 20,000,000 of preferred stock, par value $0.0001 per share (the “Preferred Stock”), none of which are issued and outstanding.

(b) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(c) No stockholder of the Company or any other person is entitled to any preemptive rights with respect to the purchase, sale, or issuance of securities by the Company. Except as required pursuant to the terms of the Loan Documents: (i) there is no outstanding or authorized subscription, warrant, option, or other right, commitment or arrangement (written or oral, or contingent or otherwise) to which the Company is a party or by which it is bound, to purchase or acquire any shares of, or any security directly or indirectly convertible in or exchangeable or exercisable for, any capital stock of the Company (“Options”), (ii) the Company has no obligation (contingent or otherwise) to issue any Options or to issue or distribute to holders of any shares of its capital stock, any evidences of indebtedness, or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) except for this Agreement, there are no voting agreements or similar arrangements among the Company or any of its stockholders.

2.5 Issuance of Conversion Shares.

(a) The issuance, sale, and delivery of the Conversion Shares to the Investor upon conversion of the Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Conversion Shares, when issued, sold, and delivered in compliance with the provisions of the Loan Documents, will be duly and validly issued, fully paid, and nonassessable, and shall be free and clear of any Liens, or preemptive or other similar rights and will be issued in compliance with all applicable federal and securities laws.

(b) Assuming the accuracy of the representations and warranties of the Investor contained in Section 3 hereof, the offer, issue, and sale of the Notes and the Conversion Shares (collectively, the “Securities”) are and will be exempt from the registration under the Securities Act of 1933, as amended (the “Securities Act”), and are exempt from registration and qualification the securities laws of all other applicable jurisdictions.

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2.6 Compliance with Laws; No Violations.

(a) The Company holds all Permits necessary for it to own, lease, and operate its assets and properties and to lawfully carry on its business as now conducted except as would not have a material adverse effect on the Company. All material Permits are in full force and effect, and the Company is in substantial compliance with all conditions and requirements of such Permits and all rules and regulations relating thereto.

(b) The Company is not in conflict with, or in default under, or in violation of: (i) its certificate of incorporation or bylaws, or (ii) except as would not have a material adverse effect on the Company, any Law, Permit, order, judgment, writ, injunction, or decree applicable to the Company or by which the material assets or properties of the Company are bound or affected, and no claim is pending or, to the Knowledge of any of the Company, threatened with respect to such matters.

2.7 No Sales or Liquidation Contemplated. The Company is not in discussions or negotiations with any third party regarding the sale of the business of the Company, whether structured as a merger, reverse merger, share exchange, sale of a controlling interest of its stock, the sale of all or substantially all of the assets of the business of the Company, or otherwise contemplating a liquidation of the Company.

2.8 No Broker or Finder. Neither the Company or any of its officers, directors, have retained or used the services of any broker, finder, investment banker, or other financial intermediary, nor has the Company paid or agreed to pay any brokerage, finder’s, or other fee or commission in connection with any of the transactions contemplated by this Agreement.

3. Representations, Warranties, and Covenants of the Investor. The Investor hereby represents and warrants to the Company as of the Closing as follows:

3.1 Authority; No Conflict or Required Consents.

(a) The Investor is an individual who has full legal capacity to execute and deliver this Agreement, to perform his obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor and, assuming valid authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Investor enforceable against him in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).

(b)  Neither the execution, delivery or performance of this Agreement by the Investor, nor the consummation by the Investor of the transactions hereby, or compliance by the Investor with any of the terms or provisions herein will conflict with or violate any order, writ, Injunction, decree, or Law applicable to the Investor, or any of his properties or assets that will materially impair the ability of the Investor to perform his obligations under this Agreement.

(c)  Neither the execution or delivery of this Agreement by such Investor, nor the consummation of the transactions contemplated hereby, will require notice to, registration, declaration, or filing by the Investor with, or Permit or Consent of, or any action by any Governmental Entity.

3.2 Investment Representations.

(a) The Investor affirms that he has been advised and understands that (i) the Securities have not been registered under the Securities Act or registered or qualified under the securities Laws of any other jurisdiction and are being sold in reliance upon an exemption from registration under such Laws, (ii) he may not transfer the Securities unless they are subsequently registered and qualified under such Laws or, in the opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available, and (iii) any Transfer that is permitted must satisfy certain legal, procedural and other requirements.

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(b) The Investor: (i) is the sole and true party in interest, and is acquiring the Securities solely for his own account, not as a nominee or agent, for investment purposes only, and not with an intent or a view to the sale or distribution of any part thereof within the meaning of Section 2(a)(11) of the Securities Act., (ii) does not have any present intent of making a Transfer of, granting a participation in, or otherwise distributing the Securities in a manner contrary to the Securities Act or the securities Laws of any other applicable jurisdiction, nor does the Investor have any contract, undertaking, agreement, or arrangement with any person to Transfer, grant any participation in, or otherwise distribute any of the Securities to such person, and (iii) does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the Investor to need to sell the Securities, except in accordance with the terms of this Agreement and in compliance with all applicable federal and state securities Laws.

(c) The Investor understands and acknowledges that only the Company can register the Securities under applicable securities Laws; the Company does not have any present intention to register the Securities under the Securities Act or the securities Laws of any other jurisdiction; there is a limited public market for the Common Stock; and, as a result an investment in the Securities may not be liquid and that the Investor must bear the economic risk of the investment indefinitely. In this regard, the Investor further represents that it has adequate means of providing for his current needs and possible personal contingencies, it can afford to bear the economic risk of holding the Conversion Shares for an indefinite period of time, it has no need for liquidity in its investment in the Conversion Shares, and it has the net worth sufficient to bear the risks of and to sustain a complete loss of such Investor’s entire investment in the Company.

(d) The Investor confirms that it is aware and understands that no federal or state agency has made any finding or determination as to the fairness of this offering nor has made any recommendation or endorsement of the Securities.

(e) Such Investor recognizes that an investment in the Securities and the Company involves certain risks, and such Investor has taken full cognizance of, understands, and is willing to bear the risks related to the purchase of the Securities.

3.3 Knowledge and Experience. The Investor has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and the Investor is able to bear the economic risk of its investment in the Securities and the Company.

3.4 Accredited Investor. The Investor is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

3.5 Information Provided. The Investor represents, acknowledges and confirms that:

(a) prior to the sale of the Securities to him pursuant to this Agreement, the Investor: (i) has been given access to all material books and records of the Company and all material contracts and documents relating to the sale of the Securities pursuant to this Agreement, (ii) has been given an the opportunity to ask questions of, and receive answers from, representatives of the Company concerning Company and the terms and conditions of the sale of the Securities by the Company to the Investor, and (iii) confirms that he has been furnished with all such requested information and all questions asked by such Investor have been answered to his full satisfaction.

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(b) the Investor is acquiring the Securities without being furnished any offering literature or prospectus other than any documents or answers to questions so furnished to him by the Company.

(c) the Investor has not relied on any statement or representation of the Company or of any of its Affiliates, attorneys, agents, or other representatives, except as specifically set forth or referenced in this Agreement or provided in accordance with Section 3.5(a) of this Agreement.

(d) the Investor acknowledges and understands that the representations, warranties, and covenants contained in this Section 3 of the Agreement are being furnished, in part, and will be relied on by the Company in determining whether this offering of the Securities (and particularly, the Conversion Shares) is exempt from registration under the Securities Act and the securities laws of all other applicable jurisdictions and, accordingly, confirms that all such statements contained herein are true, complete, and accurate as of the date hereof, and shall be true, accurate, and complete as of the date that this Agreement is executed and delivered, and shall survive the Closing. If any events occur or circumstances exist prior to the issuance of the Conversion Shares to the Investor which would make any of the representations, warranties, agreements, or other information of the Investor set forth herein untrue or inaccurate, the Investor agrees to immediately notify the Company in writing of such fact specifying which representations, warranties, or covenants are not true, correct, or accurate, and the reasons therefor.

3.6 No Broker or Finder. Such Investor has not retained or used the services of any broker, finder, investment banker, or other intermediary, nor has any Investor paid or agreed to pay any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

4. Additional Agreements.

4.1 Agreement Not to Transfer Securities. The Investor hereby agrees that he will not, directly or indirectly Transfer, or offer to Transfer any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any the Securities), except in compliance with this Agreement, the Securities Act and the securities Laws of all other applicable jurisdictions, as well as the rules and regulations promulgated thereunder.

4.2. Investor’s Indemnification Agreement.The Investor acknowledges that understands the meaning and legal consequences of the representations, warranties and covenants contained in Section 3 of this Agreement, especially as it relates to the reliance referenced in Section 3.5(d) hereof, and agrees to indemnify and hold harmless the Company and its agents, employees, and representatives from and against any and all losses (including reasonable attorney’s fees), damage or liabilities due to or arising out of any misrepresentations, misstatements, or omissions with respect to any of the representations or warranties, or a breach of any of the covenants or agreements, contained in this Agreement by the Investor.

4.3 Board of Directors. The Company agrees that immediately following the later of of (a) the Investor’s exercise of either the Optional Conversion Right (as defined in the 2012 Convertible Note or the 2013 Convertible Note), or (b) the date the Company obtains directors’ and officers’ liability insurance for each director of the Company, the Company will fix the size of the Board of Directors at three (3) directors and will appoint the Investor to serve on the board of directors of the Company until the next annual meeting of stockholders. The remaining vacancy will be filled in the future at a time agreed to by the parties with the appointment of a person designated by the Investor who is reasonably satisfactory to the Company.

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4.4 Directors’ and Officers’ Liability Insurance. The Company shall, within a reasonable time following the Closing Date:

(a) obtain directors’ and officers’ liability insurance for each director of the Company reasonably satisfactory to the Investors in an amount of no less than $1,000,000.00 and

(b) enter into an indemnification agreement with each member of the board of directors of the Company.

4.5 Noteholder Agreements. The Investor agrees that by acceptance of the Notes pursuant to the terms of this Agreement, he will be bound by the terms of the Notes.

4.6 Documentary Stamp Taxes. The Company agrees to pay all documentary stamp taxes required to be paid in connection with the issuance and delivery of the Notes to the Investor.

4.7 Further Assurances. On or after the Closing, each of the parties shall execute and deliver, or cause to be executed and delivered, such further documents, certificates, and instruments reasonably required to issue and distribute the Securities to the Investor, and to perform such further acts as may be reasonably requested in order to convey the Securities to the Investor, all on terms contained herein, and otherwise to comply with the terms of this Agreement and consummate the transactions herein provided.

5. General Provisions.

Section 5.1 Definitions.

(a) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

“Affiliate” shall mean, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition, (i) the term “control” (including the term “controlling,” “controlled by” and “under common control,” or correlative terms) means the possession, direct or indirect, of the power to direct the management and policies of a Person, whether as an officer or director, through the ownership of voting securities, by contract or otherwise.

“Business Day” shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the State of Florida are authorized or required by Law or executive order to close.

“Common Stock” shall mean the shares of common stock, par value $0.0001 per share, of the Company.

“Consent” shall mean any consent, order, approval, authorization, clearance, exemption, waiver, ratification, or similar affirmation by any Person.

“Corporate Expenses” shall mean (a) payments made to the State of Delaware in order to restore the Company’s certificate of incorporation, including without limitation, all current and delinquent franchise taxes and penalties, (b) payment of all amounts due and outstanding which are owed to the Company’s transfer agent, and (c) legal fees paid to Carlton Fields, P.A. for legal services rendered to the Company.

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“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative or association.

“Escrow” means the escrow account maintained by the Escrow Agent for the benefit of the Company.

“Escrow Agent” shall mean the law firm of Carlton Fields, P.A. for purposes of this Agreement.

“Law” means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its assets, properties, liabilities, or business, including those promulgated, interpreted, or enforced by any Governmental Entity.

“Liens” shall mean all liens, encumbrances, charges, pledges, claims, security interests, equities, options, warrants, rights to purchase or acquire, and other defects in title.

“Notes” shall mean collectively, the 2012 Convertible Note and the 2013 Convertible Note.

“Permits” shall mean all permits, licenses, variances, certificates, filings, franchises, notices, rights, and Consents of and from all Governmental Entities.

“Person” shall mean an individual, corporation, general partnership, limited partnership, joint venture, limited liability company, limited liability partnership, unincorporated organization, business trust, association, corporations, or other entity.

“Transfer” shall be construed broadly and shall include to mean, in the context of a transfer of any of the Securities, any sale, assignment, participation, gift, bequest, distribution, exchange, pledge, hypothecation, placement of a lien thereon or a grant of a security interest therein or other encumbrances thereon, judicial attachment, contribution to a trust or other Entity, or other transfer or disposition (voluntarily or involuntarily, by operation of law or otherwise, and whether as security or otherwise) by a Holder of all or a portion of its Securities or any right or interest therein. For purposes of this definition, a “Transfer” shall include the sale, assignment, participation, gift, bequest, distribution, exchange, pledge, hypothecation, placement of a lien thereon or a grant of a security interest therein or other encumbrances thereon, judicial attachment, contribution to a trust or other Entity, or other transfer or disposition (voluntarily or involuntarily, by operation of law or otherwise, and whether as security or otherwise) of a controlling equity interest in any Person which owns of record any of the Securities.

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(b) The following terms shall have the meanings ascribed thereto in the Section set forth opposite such term:

Term	Section

2012 Convertible Note	Recitals
2012 Loan	Recitals
2013 Convertible Note	Recitals
2013 Loan	Recitals
2013 Loan Proceeds	Recitals
Agreement	Preamble
Bankruptcy and Equity Exceptions	2.2
Cash Payment	1.1
Closing	1.3
Closing Date	1.3
Company	Preamble
Conversion Shares	2.2
Governmental Entity	2.3(a)
Investor	Preamble
Loan Documents	2.2
Options	2.4(c)
Preferred Stock	2.4(a)
Securities	2.5(b)
Securities Act	2.5(b)
Transfer	3.4

(c) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”

5.2 Expenses.Except as otherwise provided in this Agreement, whether or not the transactions contemplated herein are consummated, each party hereto shall bear and pay its own fees, costs and expenses incident to preparing, entering into and carrying out this Agreement and to consummating the transactions contemplated hereby.

5.3 Entire Agreement.Except as otherwise expressly provided herein, this Agreement and the other documents, agreements, and instruments, executed and delivered pursuant to or in connection with this Agreement, including the Notes, contains the entire agreement among the parties hereto with respect the subject matter hereof, and such Agreement supersedes all prior arrangements or understandings with respect to the subject matter hereof, both written and oral.

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5.4 Amendment and Modification. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

5.5 Survival of Representations. The representations and warranties in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing.

5.6 No Assignment. None of the parties hereto may assign any of its rights or delegate any of its obligations under this Agreement to any other Person, and any such purported assignment or delegation that is made without the prior written consent of the other parties to this Agreement shall be void and of no effect.

5.7 Notices. All notices or other communications given or made pursuant to this Agreement shall be in writing and shall be (a) delivered by registered or certified mail, return receipt requested, postage prepaid, (b) by expedited mail or package delivery service guaranteeing next Business Day delivery, (or, for international deliveries, the earliest Business Day that such delivery service can guarantee delivery if so requested and paid for), or (c) delivered personally, by hand, to the persons at the addresses set forth below (or at such other address as may be provided hereunder):

If to Company:

Ted Sparling, President & CEO

Kesselring Holding Corporation

2641 49th Street

Sarasota, FL 34234

with a copy to:

Carlton Fields, P.A.

Corporate Center Three at International Plaza

4221 West Boy Scout Blvd., Ste. 1000

Tampa, FL 33607-5780

Attn: Richard A. Denmon

Telephone: 813-229-4219

Facsimile: 813-229-4133

If to an Investor:          At the address shown in the shareholder records of the Company.

Any notice or other communications to be given or that may be given pursuant to this Agreement shall be deemed to have been given: (x) three calendar days after the deposit of such notice or communication in the United States Mail, registered or certified, return receipt requested, with proper postage affixed thereto; (y) on the first Business Day after depositing such notice of communication with Federal Express, Express Mail, or other expedited mail or package delivery service guaranteeing delivery no later than the next Business Day if next Business Day delivery service has been requested and paid for (or on such Business Day as such delivery service has been requested, guaranteed, and paid for); or (z) upon delivery if hand delivered or telecopied to the appropriate address and person as provided hereinabove or to the person to whose attention the notice is to be given to the other parties in the manner hereinabove provided.

5.8 Governing Law; Jurisdiction.

(a) This Agreement shall in all respects be governed by and construed in accordance with the Laws of the State of Florida, without giving effect to the principles of conflict of Laws thereof.

(b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereunder shall be brought solely in the courts of the State of Florida located in Hillsborough County, Florida, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Florida (Orlando or Tampa Division), and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to the venue or the convenience of forum of any such courts.

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5.9 Specific Performance. Each party hereto agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and it is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States of any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

5.10 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

5.11 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

5.12 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party or parties for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party or parties by reason of enforcement and protection of its or their rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

5.13 Counterparts. This Agreement may be executed in one or more separate counterparts, each of which, when so executed and delivered, shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

5.14 Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf all as of the date first written above.

COMPANY:

Kesselring Holding Corporation, a Delaware corporation

By:	/s/ Ted Sparling
Ted Sparling
President & CEO

INVESTOR:

/s/ James K. Toomey
James K. Toomey

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